UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21881
Oppenheimer Rochester Minnesota Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  March 31
Date of reporting period:  03/31/2008

Item 1. Reports to Stockholders.
March 31, 2008
Oppenheimer RochesterTM State Specific Municipal Funds
Management Commentaries and Annual Report
Oppenheimer RochesterTM Arizona Municipal Fund
Oppenheimer RochesterTM Minnesota Municipal Fund
M A N A G E M E N T C O M M E N TA R I E S
Market Recap and Outlook Listing of Top Holdings
A N N U A L R E P O RT
Fund Performance Discussion Listing of Investments Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding, Chief Strategist, Senior Vice President and Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Top Ten Categories

General Obligation	19.2%

Special Assessment	15.7

Single-Family Housing	9.5

Water Utilities	7.2

Education	6.1

Hospital/Health Care	5.7

Multifamily Housing	5.2

Special Tax	4.7

Tax Increment Financing	3.9

Tobacco—Master Settlement Agreement	2.9
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.

Credit Allocation

AAA	15.3%

AA	0.5

A	10.8

BBB	58.6

BB or lower	14.8
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 65.3% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
16 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Arizona Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.51% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.92% among the 34 funds in its Arizona Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Arizona Municipal Fund distributed dividends of 66.3 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Arizona Municipal Fund increased to 5.5 cents in May 2007 and to 5.6 cents in December 2007. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had about 140 holdings and an overall credit quality of BBB-plus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAV, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 22 to 24 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     While economic growth generally has a positive impact on the tax collections of U.S. municipalities, that was not the case for Arizona this reporting period, according to the latest state data analyzed by the Nelson A. Rockefeller Institute of Government.2 In Arizona, fourth-quarter personal income tax revenues were 4.4% lower in 2007 than in 2006, in nominal terms, while corporate income tax revenues were off 24.1% and sales tax revenues were basically flat. As a result, Arizona’s fourth-quarter revenues fell by 4.7%, in nominal terms, or by 10.3% after adjustments for inflation and for legislated changes to the state’s tax code; overall, based on available state data, state tax revenues were up 2.3% nominally and down 4.3% after adjustments.

1.	Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.

2.	The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
17 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
     Gov. Janet Napolitano acknowledged these revenue shortfalls in her decision in late February to order an immediate hiring freeze for state agency jobs, excluding those related to health, safety or revenue collections. Arizona is one of 18 states facing large budget shortfalls, according to the governor’s testimony before the Senate Finance Committee; for the current fiscal year, the Arizona budget is short more than $1 billion and the estimated shortfall for fiscal 2009, which begins July 1, is $1.73 billion.
     At the end of this reporting period, the state has an issuer credit rating of AA from Standard & Poor’s and Aa3 from Moody’s Investors Services, both with a stable outlook. We believe that bonds issued by the state will continue to represent solid credits for investors seeking high levels of tax-free income.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits. While the auction failures represented a financial headache for many investors, especially those who bought bonds with the assumption that their investments would remain highly liquid, the failures also created an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believed had a superior credit structure and would reset at a high, fixed rate if an auction failed. In the last quarter of this reporting period, the Rochester investment team began to participate in the auctions, seeking attractive bonds with the potential for unusually high interest rates. Our purchases, we believe, helped the Fund deliver high levels of tax-free yield to its investors.
     The Fund continued to invest in bonds issued by the Commonwealth of Puerto Rico this reporting period and has closely monitored Puerto Rico’s economic and credit-related news. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented approximately 18% of the Fund’s total market value.
     The Fund benefited this reporting period from the pre-refunding of bonds issued in 2003 to finance new construction and the renovation and/or demolition of some existing structures at The Terraces, an adult living facility in the Upper Biltmore neighborhood in Phoenix.3 Using proceeds from the bonds, the Terraces planned to expand its facilities to 357 units, including 124 new independent living units, 74 new assisted living units (including 25 for dementia care) and 64 new skilled nursing beds. The bonds, issued by the

3.	A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
18 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Arizona Health Facilities Authority, had a 7.75% coupon, a 2033 maturity date and, according to our credit team, a below-investment-grade internal rating. After the pre-refunding event, the price of the bonds rose sharply and the Fund sold its holdings at a gain; as is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions. This pre-refunding provides a particularly good example of how our research-driven, yield-oriented strategy can help us unearth individual bonds that offer high levels of tax-free yield and the potential for price appreciation.
     Prices fell on our investments in many credit-sensitive sectors this reporting period, which was characterized by credit spread widening. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund included securities in the single-family and multifamily housing sectors, which constituted 9.5% and 5.2% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, more than 85% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     In this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch Ratings upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic
19 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. The Fund’s current weighting in MSA-backed bonds reflects our belief that these bonds offer an exceptional opportunity for shareholders, despite recent price volatility. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for nearly 3% of the Fund.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. A small percentage of the Fund’s assets (less than 1% of assets as of March 31, 2008) were insured by ACA Financial Guaranty Corporation; in December 2007, after the insurer lost its investment-grade status, these assets were re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
20 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
21 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
— Oppenheimer Rochester Arizona Municipal Fund (Class A) – – Lehman Brothers Municipal Bond Index
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/08 1-Year -14.42% Since Inception (10/10/06) -6.63%
22 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
— Oppenheimer Rochester Arizona Municipal Fund (Class B) – – Lehman Brothers Municipal Bond Index
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/08 1-Year -15.11% Since Inception (10/10/06) -6.73%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 25 for further information.
23 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
— Oppenheimer Rochester Arizona Municipal Fund (Class C) – – Lehman Brothers Municipal Bond Index
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/08 1-Year -11.70% Since Inception (10/10/06) -4.26%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 25 for further information.
24 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Arizona Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
25 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Top Ten Categories

Hospital/Health Care	21.8%

Tax Increment Financing	19.0

Single-Family Housing	13.0

Multifamily Housing	8.4

Adult Living Facilities	8.2

Marine/Aviation Facilities	5.8

Sewer Utilities	3.5

Electric Utilities	3.5

Tobacco—Master Settlement Agreement	2.8

Energy Equipment & Services	2.6
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.

Credit Allocation

AAA	14.8%

AA	11.3

A	5.3

BBB	44.0

BB or lower	24.6
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 57.9% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
26 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Minnesota Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.15% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.82% among the 48 funds in its Minnesota Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Minnesota Municipal Fund distributed dividends of 61.5 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Minnesota Municipal Fund increased to 5.1 cents in May 2007 and to 5.3 cents in February 2008. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had about 140 holdings and an overall credit quality of BBB-plus. Despite the broad turmoil in the municipal market, which caused widespread NAV declines, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 31 to 33 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     Economic growth generally has a positive impact on the tax collections of U.S. municipalities, as recent economic figures from Minnesota illustrate. According to the latest state data analyzed by the Nelson A. Rockefeller Institute of Government, fourth-quarter personal income taxes in Minnesota were 5.1% higher in 2007 than in 2006, in nominal terms, while corporate income taxes were off 18.6% and sales tax revenues were basically flat.2 As a result, Minnesota’s fourth-quarter revenues grew by 3.0%, in nominal terms, but declined by 3.0% when adjusted for inflation and legislated changes to the state’s tax code; across the United States, based on available state data, state tax revenues were up 2.3% nominally and down 4.7% after adjustments.

1.	Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.

2.	The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
27 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
     As of March 31, 2008, Minnesota had yet to reach common ground regarding the state’s biennial capital budget (aka the “bonding bill”). In January 2008, Gov. Tim Pawlenty put forth a $1.09 billion budget, with $416 million designated for transportation spending. More than $250 million of his proposed budget was earmarked for higher education. Meanwhile, two versions were drafted in the Legislature. Before issuing their budget proposals, both of which suggest limited funding for transportation, the Legislature voted to override the governor’s veto of a $6.6 billion transportation package that will be funded in part by higher excise taxes.
     At the end of this reporting period, the state’s general obligation bonds were rated AAA with a stable outlook by Standard & Poor’s and Fitch Ratings and Aa1 with a positive outlook by Moody’s Investors Service. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Minnesota will continue to represent solid credits for investors seeking high levels of tax-free income.
     The Fund continued to invest in bonds issued by the Commonwealth of Puerto Rico this reporting period and has closely monitored Puerto Rico’s economic and credit-related news. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented approximately 7% of the Fund’s total market value.
     Prices fell on our investments in many credit-sensitive sectors, including single-family housing, multifamily housing and hospitals/health care, as credit spreads widened this reporting period. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund included securities in the single-family and multifamily housing sectors, which constituted 13.0% and 8.4% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, more than 75% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real
28 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     In this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers.3 Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch Ratings upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for nearly 3% of the Fund.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. A small percentage of the Fund’s assets (less than 1% of assets as of March 31, 2008) were insured by ACA Financial Guaranty Corporation; in December 2007, after the insurer lost its investment-grade status, these assets were re-evaluated by our in-house credit research team and

3.	Minnesota reached a $6.1 billion settlement with the tobacco industry several months before the MSA was finalized. State law restricts investments in securities issued by U.S. territories, including MSA-backed bonds issued by the Commonwealth of Puerto Rico. As a result, tobacco bonds represent only a small share of this Fund.
29 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on November 7, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
30 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
— Oppenheimer Rochester Minnesota Municipal Fund (Class A) – – Lehman Brothers Municipal Bond Index
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/08 1-Year -10.36% Since Inception (11/7/06) -5.64%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 34 for further information.
31 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
— Oppenheimer Rochester Minnesota Municipal Fund (Class B) – – Lehman Brothers Municipal Bond Index
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/08 1-Year -11.09% Since Inception (11/7/06) -5.73%
32 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/08 1-Year -7.54% Since Inception (11/7/06) -3.12%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 34 for further information.
33 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Minnesota Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/7/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 11/7/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/7/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
34 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
35 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008

Class A	$1,000.00	$915.30	$6.68

Class B	1,000.00	911.80	10.29

Class C	1,000.00	911.80	10.29

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.05	7.04

Class B	1,000.00	1,014.30	10.83

Class C	1,000.00	1,014.30	10.83
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.39%

Class B	2.14

Class C	2.14
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
36 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008

Class A	$1,000.00	$963.30	$3.93

Class B	1,000.00	959.70	7.62

Class C	1,000.00	959.60	7.67

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.00	4.05

Class B	1,000.00	1,017.25	7.85

Class C	1,000.00	1,017.25	7.90
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios

Class A	0.80%

Class B	1.55

Class C	1.55
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
37 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—126.6%

Arizona—101.4%
$60,000	Apache County, AZ IDA (Tucson Electric Power Company)[1]	5.875%	03/01/2033	$56,347

1,000,000	Apache County, AZ Unified School District (School Improvement)[1]	6.375	07/01/2022	994,700

50,000	AZ Educational Loan Marketing Corp.[1]	5.700	12/01/2008	50,251

20,000	AZ Health Facilities Authority (Northern Arizona Healthcare)[1]	5.250	10/01/2016	20,238

15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.625	07/01/2015	15,035

15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.750	07/01/2017	15,037

80,000	AZ Student Loan Acquisition Authority[1]	5.600	05/01/2013	83,918

145,000	AZ Student Loan Acquisition Authority[1]	5.750	05/01/2015	151,642

75,000	AZ Student Loan Acquisition Authority[1]	5.900	05/01/2024	77,792

50,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2015	52,577

20,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2017	20,958

300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	247,815

325,000	Centerra, AZ Community Facilities District[2]	6.625	07/15/2032	325,676

9,441	Central AZ Irrigation & Drain District[1]	6.000	06/01/2016	9,446

60,000	Chandler, AZ Street & Highway[1]	5.375	07/01/2014	60,370

50,000	Chandler, AZ Water & Sewer[1]	5.250	07/01/2015	50,594

20,000	Cochise County, AZ IDA (Sierra Vista Community Hospital)[1]	6.750	12/01/2026	20,111

10,000	Cochise County, AZ Unified School District No. 21 (St. David)[1]	5.000	07/01/2017	10,102

25,000	Coconino County, AZ Pollution Control (Tucson Electric Power Company)[1]	7.125	10/01/2032	25,318

660,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	629,105

1,000,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	940,420

1,000,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750	07/01/2032	943,690

525,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.550	07/01/2022	490,844

465,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.700	07/01/2027	420,690

505,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)	5.800	07/01/2032	449,995

100,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	86,446

99,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	82,087

195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	169,722

250,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	231,175

750,000	Flagstaff, AZ IDA (Senior Living Community-Northern Arizona)	5.700	07/01/2042	635,933

40,000	Gila County, AZ IDA (Cobre Valley Community Hospital)[1]	6.100	12/01/2025	38,447
38 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$260,000	Gladden Farms, AZ Community Facilities District[1]	5.350%	07/15/2027	$228,795

1,000,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	856,810

35,000	Glendale, AZ IDA (Midwestern University)[1]	5.375	05/15/2028	35,403

225,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	226,080

5,000	Greater AZ Devel. Authority, Series A1	5.625	08/01/2020	5,132

315,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	322,692

1,000,000	Maricopa County & Phoenix, AZ IDA (Single Family)	5.800	07/01/2040	1,040,110

5,000	Maricopa County, AZ Hospital (Sun Health Corp.)[1]	5.250	04/01/2019	5,018

95,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	95,043

60,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	54,283

35,000	Maricopa County, AZ IDA (Chaparral City Water Company)[1]	5.400	12/01/2022	35,088

30,000	Maricopa County, AZ IDA (Chaparral Water Company)[1]	5.300	12/01/2022	30,622

285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	267,148

10,000	Maricopa County, AZ IDA (Pennington Gardens)[1]	5.100	09/20/2019	10,172

1,000,000	Maricopa County, AZ IDA (Rosa Linda Apartments)	5.300	07/20/2042	909,330

525,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	508,583

20,000	Maricopa County, AZ IDA (Villas de Merced Apartments)[1]	5.500	12/20/2037	19,373

220,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.900	07/01/2029	221,940

230,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	6.300	12/01/2026	230,278

455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	429,652

685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	639,283

60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2025	59,264

125,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	123,181

20,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	18,774

60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.250	07/01/2032	58,174

215,000	Navajo County, AZ IDA (Stone Container Corp.)[1]	7.400	04/01/2026	214,985

500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	451,020

50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	42,481

40,000	Peoria, AZ Improvement District No. 8401[1]	5.300	01/01/2011	40,120

10,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2012	10,025

5,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2016	5,012

25,000	Phoenix, AZ Airport[1]	6.250	07/01/2011	25,061

15,000	Phoenix, AZ Airport[1]	6.400	07/01/2012	15,029

45,000	Phoenix, AZ Airport, Series D1	6.200	07/01/2008	45,117

50,000	Phoenix, AZ Civic Improvement Corp. (Bus Acquisition)[1]	5.300	07/01/2010	50,309
39 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$5,000	Phoenix, AZ Civic Improvement Corp. Airport, Series A1	5.000%		07/01/2018	$5,065

60,000	Phoenix, AZ Civic Improvement Corp. Water System[1]	5.000		07/01/2019	60,161

20,000	Phoenix, AZ Hsg. Finance Corp.[1]	6.900		01/01/2023	20,350

165,000	Phoenix, AZ IDA (Crossroads Apartments)[1]	5.200		12/15/2021	165,587

350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250		07/01/2036	322,851

1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875		11/01/2037	840,890

1,481,288	Phoenix, AZ IDA (Single Family Mtg.)	5.500		08/01/2038	1,516,765

747,223	Phoenix, AZ IDA (Single Family Mtg.)	5.625		05/01/2039	759,582

50,000	Phoenix, AZ IDA (Single Family Mtg.)[1]	6.650		10/01/2029	51,572

225,000	Phoenix, AZ IDA (Summit Apartments)[1]	6.550		07/20/2037	230,445

40,000	Phoenix, AZ Street & Highway[1]	6.100		07/01/2011	40,113

90,000	Pima County, AZ Devel. Authority (Tucson Electric Power Company)[1]	6.100		09/01/2025	85,359

170,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500		07/01/2023	172,778

1,000,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500		07/01/2037	872,660

10,000	Pima County, AZ IDA (Charter Schools)[1]	6.375		07/01/2031	11,578

15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375		07/01/2031	14,864

190,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050		01/01/2037	164,006

150,000	Pima County, AZ IDA (Global Water Resources)[1]	5.750		12/01/2032	125,352

125,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250		06/01/2035	105,528

105,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750		07/01/2031	105,972

15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)[1]	5.500		07/01/2033	12,117

5,000	Pima County, AZ IDA (Single Family Mtg.)[1]	5.200		05/01/2031	4,742

50,000	Pima County, AZ IDA (Single Family Mtg.)	5.786	[3]	11/01/2034	9,813

125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	107,008

625,000	Pima County, AZ IDA (Southgate Academy Charter School)[1]	7.000		12/01/2036	599,269

150,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	120,318

2,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Research)[1]	6.550		12/01/2037	1,844,300

15,000	Pima County, AZ Junior College District[1]	7.000		07/01/2009	15,239

1,000,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000		07/15/2022	967,780

850,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125		07/15/2029	791,699

5,000	San Luis, AZ Civic Improvement Corp. (Excise Tax)	5.000		07/01/2038	4,826

200,000	San Luis, AZ Facility Devel. Corp. (Regional Detention Center)[1]	7.250		05/01/2027	183,116

5,000	Santa Cruz County, AZ Unified School District[1]	6.000		07/01/2009	5,042

310,000	Scottsdale, AZ Waterfront Commercial Community Facilities District[1]	6.050		07/15/2032	289,075

1,000,000	Show Low Bluff, AZ Community Facilities District[1]	5.600		07/01/2031	869,800

480,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	440,002
40 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$55,000	Show Low, AZ IDA (Navapache Regional Medical Center)[1]	5.300%		12/01/2011	$55,720

2,000,000	Tartesso West, AZ Community Facilities District	5.900		07/15/2032	1,828,080

15,000	Tempe, AZ Improvement Bonds (Improvement District No. 170)[1]	6.875		01/01/2011	15,160

215,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.000		07/01/2021	218,229

5,000	Tucson, AZ COP[1]	5.600		07/01/2011	5,036

100,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000		01/01/2039	103,621

75,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.350		01/01/2038	76,762

5,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2015	5,005

15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2018	15,009

35,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2013	35,058

75,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2021	75,054

5,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2033	4,419

225,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	226,919

10,000	Via Linda, AZ Road Community Facilities District Scottsdale[1]	5.650		07/15/2018	10,024

225,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	235,897

170,000	Westpark, AZ Community Facilities District[1]	5.100		07/15/2018	160,975

975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	827,093

180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	164,853

1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	1,331,766

500,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.375		12/01/2037	468,290

220,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.500		12/01/2017	221,670

50,000	Yuma County, AZ Jail District[1]	5.250		07/01/2012	50,095

					32,806,227

U.S. Possessions—25.2%
25,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2015	25,226

23,225,000	Puerto Rico Children’s Trust Fund (TASC)	6.412	[3]	05/15/2050	1,161,250

2,800,000	Puerto Rico Electric Power Authority, Series UU2,4	3.868	[5]	07/01/2031	1,959,999

155,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	154,709

400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	388,592

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,117,188

25,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	24,776

75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	75,642

50,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.900		07/01/2008	50,148
41 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$130,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250%		06/01/2026	$108,874

185,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	158,269

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	3.100	[5]	08/01/2057	2,130,000

500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	425,900

140,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	139,524

50,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	50,640

200,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	200,946

					8,171,683

Total Investments, at Value (Cost $45,243,016)—126.6%					40,977,910

Liabilities in Excess of Other Assets—(26.6)					(8,614,493)

Net Assets—100.0%					$32,363,417

Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.
2. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
3. Zero coupon bond reflects effective yield on the date of purchase.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—111.7%

Minnesota—103.2%
$50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)	6.000%		07/01/2032	$49,099

25,000	Apple Valley, MN EDA (Evercare Senior Living)	6.000		12/01/2025	23,533

40,000	Austin, MN GO1	5.000		10/01/2016	40,126

25,000	Austin, MN GO1	5.000		10/01/2018	25,044

850,000	Becker, MN Pollution Control (Northern States Power Company)	8.500		03/01/2019	1,002,261

10,000	Bemidji, MN Health Care Facilities (North Country Health Services)[1]	5.000		09/01/2031	9,434

70,000	Brainerd, MN Health Care Facilities (Benedictine Health System)[1]	6.000		02/15/2020	70,146

20,000	Brooklyn Park, MN Economic Devel. Authority (Brooks Landing Apartments)	5.600		07/01/2024	20,057

30,000	Carver County, MN Hsg. & Redevel. Authority (Jail Facilities)[1]	5.300		02/01/2014	30,062

275,000	Carver County, MN Hsg. & Redevel. Authority (Lake Grace)[1]	5.300		02/01/2012	275,569

1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500		03/01/2037	862,770

135,000	Cloguet, MN Pollution Control (Potlach Corp.)[1]	5.900		10/01/2026	129,447

1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	870,420

200,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	180,758

5,000	Coon Rapids, MN Hsg. (Pine Point Apartments)[1]	6.125		05/01/2032	5,133

400,000	Cottage Grove, MN Senior Hsg.	6.000		12/01/2046	365,256

200,000	Cuyuna Range, MN Hospital District Health Facilities	5.000		06/01/2029	180,962

200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)	6.000		07/01/2045	184,730

5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	5.000	[2]	07/01/2015	4,661

75,000	Duluth, MN EDA (Benedictine Health System)[1]	5.250		02/15/2033	83,296

10,000	Duluth, MN EDA (Benedictine Health System/St. Mary’s Duluth Clinic)[1]	5.250		02/15/2028	11,106

750,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875		11/01/2033	703,208

250,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200		10/01/2027	214,733

300,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	268,278

50,000	Faribault, MN Hsg. & Redevel. Authority (Trails Edge Apartments)[1]	5.250		02/01/2028	44,906

5,000	Glencoe, MN GO1	5.500		12/01/2014	5,016
43 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$270,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)[1]	5.500%	12/01/2029	$261,025

35,000	Harmony, MN Multifamily (Zedakah Foundation)[1]	5.950	09/01/2020	32,241

50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	44,231

90,000	Hayfield, MN GO1	5.000	02/01/2018	90,101

1,600,000	Hopkins, MN Hsg. and Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	1,348,480

110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	99,257

180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	165,098

115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	116,728

500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	5.700	09/01/2036	461,325

500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[3]	8.500	12/01/2022	500,455

225,000	Mahtomedi, MN Multifamily (Briarcliff)	7.350	06/01/2036	225,284

5,000	Maple Grove, MN GO1	5.000	02/01/2019	5,006

20,000	Maplewood, MN Multifamily Hsg. (Hazel Ridge)[1]	5.700	12/01/2032	20,003

750,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	687,443

238,872	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	216,592

1,369,322	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	1,370,595

60,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	6.250	11/01/2030	61,214

120,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.250	01/01/2022	120,020

25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission, Series A1	5.000	01/01/2028	24,998

75,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	71,889

95,000	Minneapolis, MN (Sports Arena)[1]	5.125	10/01/2020	95,124

25,000	Minneapolis, MN (Sports Arena)	5.400	07/01/2030	24,243

500,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)	5.200	10/20/2048	451,275

15,000	Minneapolis, MN Community Devel. Agency[1]	5.875	06/01/2019	16,185

10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	10,019

110,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	111,035

200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	166,040

20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)	5.750	10/20/2042	19,193

35,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.100	12/20/2018	35,054
44 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$190,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.200%	12/20/2030	$180,282

15,000	Minneapolis, MN Sports Arena[1]	5.100	10/01/2013	15,031

100,000	Minneapolis, MN Sports Arena[1]	5.100	04/01/2014	100,208

250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	227,515

250,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350	02/01/2030	220,798

500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	479,170

250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	232,983

635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	557,543

5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	4,629

40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/Cedar Hills West)[1]	5.900	10/20/2019	41,060

200,000	MN Agricultural & Economic Devel. Board	7.250	08/01/2020	204,748

5,000	MN Agricultural & Economic Devel. Board (Benedictine Health System)[1]	5.000	02/15/2023	5,293

20,000	MN HEFA (College of St. Benedict)[1]	5.350	03/01/2020	20,283

15,000	MN HEFA (Gustavus Adolphus College)[1]	5.250	10/01/2009	15,032

60,000	MN HFA (Rental Hsg.)[1]	5.200	08/01/2029	57,172

135,000	MN HFA (Rental Hsg.)[1]	5.875	08/01/2028	135,142

25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,224

250,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	233,838

25,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	23,866

30,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	31,265

10,000	MN HFA (Single Family Mtg.)[1]	5.200	07/01/2013	10,157

140,000	MN HFA (Single Family Mtg.)[1]	5.400	01/01/2025	140,038

10,000	MN HFA (Single Family Mtg.)[1]	5.550	07/01/2013	10,216

505,000	MN HFA (Single Family Mtg.)	5.600	07/01/2013	510,383

30,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	30,946

5,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	5,121

25,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	25,805

5,000	MN HFA (Single Family Mtg.)[1]	5.750	01/01/2026	5,011

10,000	MN HFA (Single Family Mtg.)	5.850	07/01/2019	10,259

20,000	MN HFA (Single Family Mtg.)[1]	5.875	01/01/2017	20,747

670,000	MN HFA (Single Family Mtg.)[1]	5.900	07/01/2025	687,527

10,000	MN HFA (Single Family Mtg.)[1]	6.100	07/01/2030	10,465

320,000	MN HFA (Single Family Mtg.)[1]	6.250	07/01/2026	324,563

15,000	MN Public Facilities Authority Water Pollution[1]	5.000	03/01/2015	15,029

1,200,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200	04/01/2027	1,071,420

200,000	Moorhead, MN EDA (Eventide)	5.150	06/01/2029	169,270
45 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$20,000	Moorhead, MN Public Utility[1]	5.100%	11/01/2017	$20,041

55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)	5.875	03/01/2029	51,025

40,000	Northfield, MN Senior Hsg. (Northfield Manor)	6.000	07/01/2033	35,653

110,000	Olmstead County, MN Health Care Facilities (Olmsted Medical Group)	5.450	07/01/2013	110,106

300,000	Otter Tail County, MN GO1	7.500	11/01/2019	258,756

100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)	5.600	08/01/2036	86,188

50,000	Paynesville, MN GO1	5.450	12/01/2009	50,253

100,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	92,564

65,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center)[1]	6.250	06/01/2016	65,278

125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)	5.750	08/01/2041	115,050

30,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	30,545

2,000,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	1,649,940

415,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.500	11/15/2027	419,922

200,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)	6.625	09/01/2029	201,560

25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,044

500,000	South St. Paul, MN Hsg. & Redevel. Authority (Airport)[1]	5.125	09/01/2029	478,975

25,000	South Washington County, MN Independent School District No. 833 COP[1]	5.250	12/01/2014	25,019

1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	830,460

250,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	226,608

40,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	40,199

5,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	5,025

15,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2020	15,040

10,000	St. Paul, MN GO1	5.000	12/01/2018	10,012

1,000,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/HESJH Obligated Group)[1]	5.700	11/01/2015	1,010,710

400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	388,116

50,000	St. Paul, MN Hsg. & Redevel. Authority (District Cooling St. Paul)[1]	5.350	03/01/2018	50,423

324,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	319,334

150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	135,938

750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)	5.500	09/20/2044	731,550
46 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Minnesota Continued
$5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.200%		05/15/2013	$5,042

25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.250		05/15/2018	25,009

35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.300		05/15/2028	32,636

100,000	St. Paul, MN Independent School District No. 625 COP[1]	6.375		02/01/2013	100,333

100,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000		03/01/2030	91,849

200,000	Stillwater, MN Multifamily (Orleans Homes)	5.500		02/01/2042	166,064

25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375		10/01/2030	23,916

15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375		11/15/2018	14,876

130,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast)[1]	5.500		11/15/2027	118,847

115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast/HealthEast Bethesda Hospital Obligated Group)[1]	5.375		11/15/2018	114,048

					26,540,157

U.S. Possessions—8.5%
6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	169,043

1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,022,160

90,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	85,882

11,200,000	Puerto Rico Children’s Trust Fund (TASC)	6.626	[4]	05/15/2050	560,000

240,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	210,113

5,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	4,955

110,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	92,124

50,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	42,771

					2,187,048

Total Investments, at Value (Cost $30,654,689)—111.7%					28,727,205

Liabilities in Excess of Other Assets—(11.7)					(3,008,942)

Net Assets—100.0%					$25,718,263

47 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.
2. Represents the current interest rate for a variable or increasing rate security.
3. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
4. Zero coupon bond reflects effective yield on the date of purchase.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
BLMC	Bethesda Lutheran Medical Center
CAH	Colonial Acres Home
COP	Certificates of Participation
CRC	Covenant Retirement Communities
DRH	D.R. Hospital
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HSJH	HealthEast St. Joseph’s Hospital
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
See accompanying Notes to Financial Statements.
48  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets
Investments, at cost	$45,243,016	$30,654,689

Investments, at value	$40,977,910	$28,727,205

Cash	11,331	116,237

Receivables and other assets:
Investments sold*	4,574,773	42,740
Interest	626,962	393,509
Shares of beneficial interest sold	207,002	131,067
Due from Manager	85	200
Other	1,321	688

Total assets	46,399,384	29,411,646

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	6,500,000	2,100,000
Payable for short-term floating rate notes issued (See Note 1)	3,495,000	—
Investments purchased**	3,730,295	1,521,319
Shares of beneficial interest redeemed	215,005	12,000
Dividends	31,289	23,115
Interest expense on borrowings	17,117	2,748
Distribution and service plan fees	12,616	6,421
Shareholder communications	4,129	3,814
Trustees’ compensation	986	713
Transfer and shareholder servicing agent fees	623	612
Other	28,907	22,641

Total liabilities	14,035,967	3,693,383

Net Assets	$32,363,417	$25,718,263

Composition of Net Assets
Par value of shares of beneficial interest	$2,647	$2,077

Additional paid-in capital	37,171,720	27,607,290

Accumulated net investment income	352,611	204,688

Accumulated net realized loss on investments	(898,455)	(168,308)

Net unrealized depreciation on investments	(4,265,106)	(1,927,484)

Net Assets	$32,363,417	$25,718,263

* Investments sold on a when-issued or delayed delivery basis	$1,987,507	$—

** Investments purchased on a when-issued or delayed delivery basis	$2,525,639	$501,653
49  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES Continued

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$28,388,249	$22,915,448
Shares of beneficial interest outstanding	2,321,873	1,850,659
Per share	$12.23	$12.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.84	$13.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$164,112	$546,905
Shares of beneficial interest outstanding	13,430	44,203
Per share	$12.22	$12.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$3,811,056	$2,255,910
Shares of beneficial interest outstanding	311,842	182,354
Per share	$12.22	$12.37
See accompanying Notes to Financial Statements.
50  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Arizona	Minnesota
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income
Interest	$1,957,514	$1,118,995

Expenses
Management fees	142,818	94,668

Distribution and service plan fees:
Class A	24,690	12,847
Class B	1,383	3,612
Class C	29,939	11,118

Transfer and shareholder servicing agent fees:
Class A	4,096	3,802
Class B	180	354
Class C	1,319	839

Shareholder communications:
Class A	6,975	7,758
Class B	1,650	782
Class C	1,574	1,465

Interest expense on borrowings	276,656	194,284

Interest expense and fees on short-term floating rate notes issued (See Note 1)	153,316	—

Legal, auditing and other professional fees	43,031	42,489

Custodian fees and expenses	1,238	2,259

Trustees’ compensation	934	651

Other	26,165	19,466

Total expenses	715,964	396,394
Less reduction to custodian expenses	(324)	(581)
Less waivers and reimbursements of expenses	(331,075)	(246,990)

Net expenses	384,565	148,823

Net Investment Income	1,572,949	970,172

Realized and Unrealized Loss
Net realized loss on investments	(897,600)	(167,715)

Net change in unrealized depreciation on investments	(4,395,481)	(1,966,037)

Net Decrease in Net Assets Resulting from Operations	$(3,720,132)	$(1,163,580)

See accompanying Notes to Financial Statements.
51  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Arizona Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,572,949	$184,119

Net realized loss	(897,600)	(855)

Net change in unrealized appreciation (depreciation)	(4,395,481)	130,375

Net increase (decrease) in net assets resulting from operations	(3,720,132)	313,639

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,139,025)	(127,692)
Class B	(5,803)	(791)
Class C	(126,429)	(6,491)

	(1,271,257)	(134,974)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	22,496,194	10,029,836
Class B	108,512	78,749
Class C	3,078,010	1,282,840

	25,682,716	11,391,425

Net Assets
Total increase	20,691,327	11,570,090

Beginning of period	11,672,090	102,000 [2]

End of period (including accumulated net investment income of $352,611 and $50,919, respectively)	$32,363,417	$11,672,090

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
52  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$970,172	$142,286

Net realized loss	(167,715)	(593)

Net change in unrealized appreciation (depreciation)	(1,966,037)	38,553

Net increase (decrease) in net assets resulting from operations	(1,163,580)	180,246

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(751,540)	(96,679)
Class B	(15,078)	(1,277)
Class C	(44,614)	(1,099)

	(811,232)	(99,055)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	16,884,636	7,651,497
Class B	374,259	213,782
Class C	2,222,928	162,782

	19,481,823	8,028,061

Net Assets
Total increase	17,507,011	8,109,252

Beginning of period	8,211,252	102,000 [2]

End of period (including accumulated net investment income of $204,688 and $45,747, respectively)	$25,718,263	$8,211,252

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
53  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Arizona Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,720,132)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(41,561,867)
Proceeds from disposition of investment securities	14,932,087
Short-term investment securities, net	(3,479,730)
Premium amortization	83,911
Discount accretion	(85,854)
Net realized loss on investments	897,600
Net change in unrealized depreciation on investments	4,395,481
Increase in interest receivable	(430,988)
Increase in receivable for securities sold	(4,539,773)
Increase in other assets	(460)
Increase in payable for securities purchased	3,269,400
Increase in payable for accrued expenses	18,079

Net cash used in operating activities	(30,222,246)

Cash Flows from Financing Activities
Proceeds from bank borrowings	52,400,000
Payments on bank borrowings	(49,000,000)
Proceeds from short-term floating rate notes issued	1,745,000
Proceeds from shares sold	37,109,749
Payment on shares redeemed	(11,517,370)
Cash distributions paid	(867,808)

Net cash provided by financing activities	29,869,571

Net decrease in cash	(352,675)

Cash, beginning balance	364,006

Cash, ending balance	$11,331

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $378,183.
Cash paid for interest on bank borrowings—$270,186.
Cash paid for interest on short-term floating rate notes issued—$153,316.
See accompanying Notes to Financial Statements.
54  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,163,580)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(22,553,294)
Proceeds from disposition of investment securities	5,589,010
Short-term investment securities, net	(3,786,459)
Premium amortization	73,686
Discount accretion	(25,936)
Net realized loss on investments	167,715
Net change in unrealized depreciation on investments	1,966,037
Increase in interest receivable	(258,042)
Increase in receivable for securities sold	(27,305)
Increase in other assets	(36)
Increase in payable for securities purchased	1,510,997
Decrease in payable for accrued expenses	(9,994)

Net cash used in operating activities	(18,517,201)

Cash Flows from Financing Activities
Proceeds from bank borrowings	25,700,000
Payments on bank borrowings	(26,300,000)
Proceeds from shares sold	21,189,694
Payment on shares redeemed	(1,826,879)
Cash distributions paid	(536,766)

Net cash provided by financing activities	18,226,049

Net decrease in cash	(291,152)

Cash, beginning balance	407,389

Cash, ending balance	$116,237

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $255,459.
Cash paid for interest on bank borrowings—$202,870.
See accompanying Notes to Financial Statements.
55  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Arizona Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.30	$13.80

Income (loss) from investment operations:
Net investment income[2]	.82	.37
Net realized and unrealized gain (loss)	(2.23)	.39

Total from investment operations	(1.41)	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.26)

Net asset value, end of period	$12.23	$14.30

Total Return, at Net Asset Value[3]	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,388	$10,308

Average net assets (in thousands)	$22,842	$6,676

Ratios to average net assets:[4]
Net investment income	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued	2.04%	2.88%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.39%	0.94%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
56  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Arizona Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.72	.31
Net realized and unrealized gain (loss)	(2.23)	.39

Total from investment operations	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)

Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.16%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$164	$80

Average net assets (in thousands)	$138	$44

Ratios to average net assets:[4]
Net investment income	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	4.28%	11.63%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
57  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Arizona Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.72	.29
Net realized and unrealized gain (loss)	(2.23)	.41

Total from investment operations	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)

Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.18%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,811	$1,284

Average net assets (in thousands)	$2,997	$411

Ratios to average net assets:[4]
Net investment income	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued	3.00%	4.48%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%

Total expenses	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%

Portfolio turnover rate	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
58  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.79	$13.60

Income (loss) from investment operations:
Net investment income[2]	.74	.30
Net realized and unrealized gain (loss)	(1.53)	.09

Total from investment operations	(.79)	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.20)

Net asset value, end of period	$12.38	$13.79

Total Return, at Net Asset Value[3]	(5.89)%	2.85%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$22,915	$7,832

Average net assets (in thousands)	$15,737	$6,330

Ratios to average net assets:[4]
Net investment income	5.70%	5.53%
Total expenses	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
59  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Minnesota Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.64	.26
Net realized and unrealized gain (loss)	(1.53)	.08

Total from investment operations	(.89)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.16)

Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$547	$215

Average net assets (in thousands)	$373	$95

Ratios to average net assets:[4]
Net investment income	4.95%	4.75%
Total expenses	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
60  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Minnesota Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.63	.26
Net realized and unrealized gain (loss)	(1.53)	.08

Total from investment operations	(.90)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.16)

Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,256	$164

Average net assets (in thousands)	$1,119	$77

Ratios to average net assets:[4]
Net investment income	4.87%	4.75%
Total expenses	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%

Portfolio turnover rate	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
61  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Arizona Municipal Fund (“Arizona Fund”) and Oppenheimer Rochester Minnesota Municipal Fund (“Minnesota Fund”) collectively (the “Fund’s”), are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of March 31, 2008, 54% of the shares of Minnesota Fund were owned by the Manager and its affiliates.
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value
62  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis:

	When-Issued or Delayed Delivery
	Basis Transactions
Arizona Fund	Purchased securities	$2,525,639
Arizona Fund	Sold securities	1,987,507
Minnesota Fund	Purchased securities	501,653

Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters including the effects of leverage were held by the following Fund.

	Inverse Floaters Including
	the Effects of Leverage	% of Total Assets
Arizona Fund	$2,461,307	5.30%
63  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued
Arizona Fund	$4,089,999	$3,495,000
At March 31, 2008, Arizona Fund’s residual exposure to these types of inverse floating rate securities was as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value
$805,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(35,001)
1,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	630,000

				$594,999

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 42 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
64  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure
Arizona Fund	$3,494,790
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the year ended March 31, 2008, the Fund paid federal excise tax of $1. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
65  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and
	Undistributed	Undistributed	Accumulated	Other Investments
	Net Investment	Long-Term	Loss	for Federal Income
	Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
Arizona Fund	$384,755	$—	$615,599	$4,547,962
Minnesota Fund	228,430	—	168,308	1,927,484

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table.

Net Capital Loss Carryforwards
Arizona Fund	$154,655
Minnesota Fund	91,561
As of March 31, 2008, details of the capital loss carryforwards were as follows:

	Expiring
Arizona Fund	2016	$154,655
Minnesota Fund	2016	91,561
2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses
Arizona Fund	$460,944
Minnesota Fund	76,747
3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of the Fund were unaffected by the reclassifications:

		Increase to
	Reduction to	Accumulated Net
	Paid-in Capital	Investment Income
Minnesota Fund	$1	$1
66  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
	March 31, 2008	March 31, 2007
Arizona Fund
Distributions paid from:
Exempt-interest dividends	$1,270,041	$134,868
Ordinary Income	1,216	106

Total	$1,271,257	$134,974

Minnesota Fund
Distributions paid from:
Exempt-interest dividends	$810,725	$99,055
Ordinary Income	507	—

Total	$811,232	$99,055

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation
Arizona Fund	$42,038,228	$56,356	$4,604,318	$4,547,962
Minnesota Fund	30,654,689	60,310	1,987,794	1,927,484

Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability
Arizona Fund	$618	$112	$752
Minnesota Fund	421	96	541
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though
67  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
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Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Arizona Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,354,070	$32,204,537	713,364	$10,027,355
Dividends and/or distributions reinvested	24,613	326,108	899	12,860
Redeemed	(777,598)	(10,034,451)	(721)	(10,379)

Net increase	1,601,085	$22,496,194	713,542	$10,029,836

Class B
Sold	13,462	$182,118	5,491	$78,562
Dividends and/or distributions reinvested	187	2,495	18	251
Redeemed	(5,795)	(76,101)	(5)	(64)

Net increase	7,854	$108,512	5,504	$78,749

Class C
Sold	344,317	$4,650,253	89,709	$1,281,692
Dividends and/or distributions reinvested	3,723	49,580	82	1,176
Redeemed	(126,059)	(1,621,823)	(2)	(28)

Net increase	221,981	$3,078,010	89,789	$1,282,840

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,246.377 shares of Class A at a value of $100,000 and 72.464 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Minnesota Fund	Shares	Amount	Shares	Amount

Class A
Sold	1,389,631	$18,230,315	560,338	$7,650,736
Dividends and/or distributions reinvested	16,712	215,755	378	5,211
Redeemed	(123,431)	(1,561,434)	(322)	(4,450)

Net increase	1,282,912	$16,884,636	560,394	$7,651,497

69  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Minnesota Fund	Shares	Amount	Shares	Amount

Class B
Sold	27,902	$365,701	15,525	$213,286
Dividends and/or distributions reinvested	728	9,369	38	523
Redeemed	(62)	(811)	(2)	(27)

Net increase	28,568	$374,259	15,561	$213,782

Class C
Sold	188,678	$2,469,227	11,766	$161,762
Dividends and/or distributions reinvested	2,360	30,335	74	1,020
Redeemed	(20,598)	(276,634)	—	—

Net increase	170,440	$2,222,928	11,840	$162,782

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,352.941 shares of Class A at a value of $100,000 and 73.529 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Arizona Fund	$41,561,867	$14,932,087
Minnesota Fund	22,553,294	5,589,010
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below.

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Arizona Fund	$5,041
Minnesota Fund	4,450
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Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Arizona Fund	$4,289	$32,770
Minnesota Fund	14,257	28,492
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.
71  |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Arizona Fund	$18,019	$29,586	$7	$2,377
Minnesota Fund	23,546	—	32	110

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Arizona Fund	$283,912	$3,780	$43,383
Minnesota Fund	222,206	6,603	18,181
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates
72    |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

(3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	Arizona Fund	Minnesota Fund

Average Daily Loan Balance	$5,359,563	$3,701,639
Average Daily Interest Rate	5.024%	5.024%
Fees Paid	$16,478	$12,520
Interest Paid	$270,186	$202,870

6. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
73  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Arizona Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Arizona Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 16, 2008
74   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 16, 2008
75   |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Funds during calendar year 2007. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
None of the dividends paid by the Funds during the fiscal year ended March 31, 2008 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable. The percentages of dividends that were derived from interest on municipal bonds and are not subject to federal income taxes are as follows:

Arizona Fund	99.90%
Minnesota Fund	99.94
The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
76   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
77   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993- 2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
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Robert G. Galli, Trustee (since 2006) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2006) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
79  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding com- pany) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2006) Age:59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
80  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000- June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and
81  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Robert G. Zack, Continued	Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2006) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
82  |  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2008 and $25,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and no such fees in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, consents for registration statements and professional services relating to FAS 123R review.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $ no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,578 in fiscal 2008 and no such fees in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.    Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	05/14/2008